Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT dated as of September 27, 2017 (this “Agreement”), by and among SYNAPTICS INCORPORATED, a company incorporated under the laws of the State of Delaware (the “Borrower”), THE LENDERS PARTY HERETO (the “Lenders”), SYNAPTICS INTERNATIONAL, INC. and CONEXANT SYSTEMS, LLC (each a “Subsidiary Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent, issuing lender and swingline lender (the “Administrative Agent”).

WHEREAS the Borrower, the lenders party thereto (the “Existing Lenders”) and the Administrative Agent are party to the Credit Agreement, dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS the Borrower, the Subsidiary Guarantors and the Administrative Agent are party to (a) the Collateral Agreement, dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Collateral Agreement”), (b) the Subsidiary Guaranty Agreement, dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Subsidiary Guaranty Agreement”) and (c) the Pledge Agreement, dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Pledge Agreement”);

WHEREAS the Borrower and the Administrative Agent are party to (a) the Trademark Security Agreement, dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Trademark Security Agreement”), (b) the Copyright Security Agreement, dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Copyright Security Agreement”), (c) the Patent Security Agreement, dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Patent Security Agreement”) and (d) the Unpublished Patent Security Agreement, dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Unpublished Patent Security Agreement” and, together with the Existing Collateral Agreement, the Existing Subsidiary Guaranty Agreement, the Existing Pledge Agreement, the Existing Trademark Security Agreement, the Existing Copyright Security Agreement, the Existing Patent Security Agreement and the other Security Documents (as defined in the Existing Credit Agreement), collectively, the “Existing Security Documents”);

WHEREAS the Borrower, the Administrative Agent and the Lenders desire to amend and restate (the “Credit Agreement Amendment and Restatement”) the Existing Credit Agreement in its entirety in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”; capitalized terms used but not otherwise defined herein having the meanings set forth therein);

WHEREAS, substantially simultaneously with the effectiveness of the Credit Agreement Amendment and Restatement and upon the terms and subject to the conditions set forth herein and in the Amended and Restated Credit Agreement (a) the Lenders listed on Schedule II to the Amended and Restated Credit Agreement have severally committed to make Revolving Credit Loans (collectively, the “Commitments”) pursuant to the terms and conditions set forth in the Amended and Restated Credit Agreement in the amounts set forth opposite each such Lender’s name on such Schedule II and (b) a portion of the Loans shall be used to repay the Obligations (as defined in the Existing Credit Agreement) of the Existing Lenders under the Existing Credit Agreement (other than contingent indemnification obligations not then due) in full (the “Repayment”);

WHEREAS, substantially simultaneously with the effectiveness of the Credit Agreement Amendment and Restatement and upon the terms and subject to the conditions set forth herein, each of the respective Credit Parties wishes to affirm and confirm its guarantee, pledge, grant and other agreements under the Existing Security Documents (the “Security Documents Reaffirmation”);

WHEREAS it is the intention of all parties hereto that the Credit Agreement Amendment and Restatement, the Repayment and the Security Documents Reaffirmation (collectively, the “Transactions”) occur substantially simultaneously and become fully effective upon the satisfaction of all of the conditions to effectiveness listed in Section 4 below (the “Restatement Date”); and

WHEREAS it is the intention of all parties hereto that, following the Transactions (a) the Amended and Restated Credit Agreement will be a continuation of the Existing Credit Agreement and (b) the Collateral securing the Obligations under the Existing Credit Agreement will continue to secure, with equal priority, the Obligations under the Amended and Restated Credit Agreement;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. CREDIT AGREEMENT AMENDMENT AND RESTATEMENT.

The Borrower, the Administrative Agent and the Lenders hereby agree that, as of the Restatement Date, (i) the Existing Credit Agreement shall be amended and restated in its entirety in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A and (ii) the schedules to the Existing Collateral Agreement shall be amended and restated in their entirety in the form attached hereto as Exhibit B.

SECTION 2. LOANS AND COMMITMENTS; REPAYMENT.

As of the Restatement Date:

(a) Each Lender shall have the Revolving Credit Commitment set forth opposite its name on Schedule 1.1 to the Amended and Restated Credit Agreement. Each Lender hereby agrees, severally and not jointly and subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement to extend Revolving Credit Loans to the Borrower in accordance with said Revolving Credit Commitment.

(b) The outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Letters of Credit and Swingline Loans will be reallocated by the Administrative Agent on the Restatement Date among the Lenders in accordance with their Revolving Credit Commitment Percentages set forth on Schedule 1.1 to the Amended and Restated Credit Agreement (and each Lender agrees to make all payments and adjustments necessary to effect such reallocation).

(c) It is intended by the parties hereto that (a) all obligations of the parties under the Existing Credit Agreement shall continue to exist under and be evidenced by this Agreement and the other Loan Documents; and (b) except as expressly stated herein or amended hereby, the Existing Credit Agreement and the other Loan Documents are ratified and confirmed as remaining unmodified and in full force and effect with respect to all obligations thereunder; it being understood that it is the intent of the parties hereto that this Agreement does not constitute a novation of rights, obligations and liabilities of the respective parties existing under the Existing Credit Agreement and such rights, obligations and liabilities shall continue and remain outstanding.

SECTION 3. SECURITY DOCUMENTS REAFFIRMATION.

(a) Each Credit Party hereby acknowledges that it expects to realize substantial direct and indirect benefits as a result of the Transactions.

(b) Each Credit Party hereby acknowledges its receipt of the Amended and Restated Credit Agreement and its review of the terms and conditions thereof, and consents to the terms and conditions of this Agreement, the Amended and Restated Credit Agreement and the Transactions contemplated herein and therein.

(c) Each Credit Party hereby (i) affirms and confirms its guarantee, pledge, grant and other agreements under each Existing Security Document (including its grants of security interests under the Existing Security Documents) and (ii) agrees that, notwithstanding the effectiveness of this Agreement, the Amended and Restated Credit Agreement or the occurrence of the other Transactions, each Existing Security Document and all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect in respect of, and to secure, the Obligations.

SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS.

This Agreement shall be effective only upon satisfaction of the following conditions precedent:

(a) Receipt by the Administrative Agent of at least one fully executed copy of this Agreement, executed by the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent; and

(b) Receipt by the Administrative Agent of evidence satisfactory to it that the conditions set forth in Section VI of the Amended and Restated Credit Agreement have been satisfied.

SECTION 5. EFFECT OF THIS AGREEMENT.

(a) Upon the effectiveness of this Agreement, and on and after the Restatement Date (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Existing Credit Agreement in any other related document, including any Loan Document, shall mean and be a reference to the Amended and Restated Credit Agreement, as amended, restated, supplemented or modified from time to time.

(b) None of the Transactions, this Agreement, nor any other Loan Document shall release, limit or impair in any way the priority of any security interests and liens held by the Administrative Agent for the benefit of the Secured Parties against any assets of the Borrower or the Subsidiary Guarantors arising under the Existing Credit Agreement, the Existing Collateral Agreement, the Existing Subsidiary Guaranty Agreement, the Existing Pledge Agreement, the Existing Trademark Security Agreement, the Existing Copyright Security Agreement, the Existing Patent Security Agreement, the Existing Unpublished Trademark Security Agreement or the other Existing Security Documents.

(c) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Existing Lenders, the Lenders or the Administrative Agent under the Existing Credit Agreement, the Amended and Restated Credit Agreement, Existing Collateral Agreement, the Existing Subsidiary Guaranty Agreement, the Existing Pledge Agreement, the Existing Trademark Security Agreement, the Existing Copyright Security Agreement, the Existing Patent Security Agreement, the Existing Unpublished Trademark Security Agreement or any other Loan Document. Except as expressly set forth herein, nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended and Restated Credit Agreement, Existing Collateral Agreement, the Existing Subsidiary Guaranty Agreement, the Existing Pledge Agreement, the Existing Trademark Security Agreement, the Existing Copyright Security Agreement, the Existing Patent Security Agreement, the Existing Unpublished Trademark Security Agreement or any other Loan Document in similar or different circumstances.

(d) This Agreement shall constitute a “Loan Document” under the Existing Credit Agreement and the Amended and Restated Credit Agreement for all purposes.

SECTION 6. MISCELLANEOUS.

(a) Applicability of Other Provisions. The provisions of Sections 12.3, 12.5, 12.6, 12.15 and 12.16 of the Amended and Restated Credit Agreement pertaining to, inter alia, expenses, indemnity, governing law, jurisdiction, consent to service of process, waiver of jury trial, counterparts, integration and severability of provisions are hereby incorporated by reference herein, mutatis mutandis.

(b) Amendments. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by the Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent.

(c) Successors and Assigns. This Agreement shall be binding upon each of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

SYNAPTICS INCORPORATED, as Borrower

By:	/s/ Wajid Ali
Name: Wajid Ali
Title: Senior Vice President and Chief Financial Officer

[Signature Page – Amendment & Restatement Agreement (Synaptics 2017)]

SYNAPTICS INTERNATIONAL, INC., as Subsidiary Guarantor

By:	/s/ John McFarland
Name: John McFarland
Title: Director and Secretary

[Signature Page – Amendment & Restatement Agreement (Synaptics 2017)]

CONEXANT SYSTEMS, LLC, as Subsidiary Guarantor

By:	/s/ John McFarland
Name: John McFarland
Title: Representative of Sole Member Synaptics Incorporated and Secretary

[Signature Page – Amendment & Restatement Agreement (Synaptics 2017)]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jeremy Fernandez
Name: Jeremy Fernandez
Title: Vice President

[Signature Page – Amendment & Restatement Agreement (Synaptics 2017)]

BMO HARRIS BANK, N.A., as Lender

By:	/s/ Michael Kus
Name: Michael Kus
Title: Managing Director

[Signature Page – Amendment & Restatement Agreement (Synaptics 2017)]

HSBC BANK USA, N.A., as Lender

By:	/s/ Jeff French
Name: Jeff French
Title: Relationship Manager

[Signature Page – Amendment & Restatement Agreement (Synaptics 2017)]

MUFG UNION BANK, N.A., as Lender

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

[Signature Page – Amendment & Restatement Agreement (Synaptics 2017)]

U.S. BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Matt S. Scullin
Name: Matt S. Scullin
Title: Vice President

[Signature Page – Amendment & Restatement Agreement (Synaptics 2017)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ S. Michael St. Geme
Name: S. Michael St. Geme
Title: Managing Director

[Signature Page – Amendment & Restatement Agreement (Synaptics 2017)]